                                W. R. GRACE & CO.

                           NON-STATUTORY STOCK OPTION

                           Under the W. R. Grace & Co.
                     1989 Stock Incentive Plan (the "Plan")

                       Granted To:

                       Date of Grant:                 August 1, 1991
                       Expiration Date:               July 31, 2001

                In accordance with the Plan (a copy of which is attached hereto as Annex A), you are hereby granted an Option to purchase 147,500 shares of Common Stock upon the following terms and conditions:

                 (1)     The purchase price shall be $41.3188 per share.

                 (2) Subject to the other provisions hereof, this Option shall become exercisable as follows:

                       29,500 shares on January 31, 1997
                       29,500 shares on January 31, 1998
                       29,500 shares on January 31, 1999
                       29,500 shares on January 31, 2000
                       29,500 shares on January 31, 2001

Once exercisable, an installment may be exercised (together with any other installments that have become exercisable) at any time in whole or in part until the expiration or termination of this Option.

                 (3) This Option shall not be treated as an Incentive Stock Option (as such term is defined in the Plan).

                 (4) This Option may be exercised only by serving written notice on the Treasurer of the Company. The purchase price shall be paid in cash or, with the permission of the Company, in shares of Common Stock or in a combination of cash and such shares (see section 6(a) of the Plan).

                 (5) This Option and any right thereunder is nonassignable and nontransferable except by will or the laws of descent and distribution, and is exercisable during your lifetime only by you. If you cease to serve the Company or a Subsidiary, this Option shall terminate as provided in section 6(d) of the Plan; subject, however, to the following:



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                                        2


                  (a) For the purposes of said section 6(d), your service shall be deemed to have terminated by reason of retirement under a retirement plan of the Company or a Subsidiary if (i) the retirement is voluntary, and
                           (ii) you have served the Company or a Subsidiary for at least five years. Any other retirement may, at the discretion of the Company, be deemed to be a resignation.

                  (b) Notwithstanding any provision of this Option, in the event (i) you should die or become incapacitated, this option shall become exercisable on the date of your death or, in the case of incapacity, the date you are determined to be incapacitated, or (ii) you voluntarily retire under a retirement plan of the Company or a Subsidiary prior to January 31, 2001, all installments of this Option not exercisable at the date of your retirement shall become exercisable no later than the date which is 30 months after your date of retirement if not exercisable before such date.

                  (c) In the event you should become incapacitated or die and neither you nor your legal representative(s) or other person(s) entitled to exercise this Option exercise this Option to the fullest extent possible on or before its termination, the Company shall pay you, your legal representative(s) or such other person(s), as the case may be, an amount of money equal to the excess of (i) the Fair Market Value of any shares remaining subject to this Option on the last date it could have been exercised over (ii) the aggregate purchase price of such shares.

                  (d) In the event you cease to serve as an employee but immediately thereafter commence to serve as a consultant and subsequently you cease to serve as a consultant for reasons other than those described in clause (i) of section 6(d) of the Plan, this Option shall terminate upon the expiration of a period (commencing upon the cessation of your service as a consultant) equal to the grace period determined under clause (ii) of section 6(d) of the Plan as of the date you cease to so serve, but subject to the limitation set forth in the fifth sentence of such section 6(d).

                 (6) If you are or become an employee of, or a consultant to, a Subsidiary, the Company's obligations hereunder shall be contingent on the approval of the Plan and this Option by the Subsidiary and the Subsidiary's agreement that (a) the Company may administer this Plan on its behalf and, (b) upon the exercise of this Option, the Subsidiary will purchase from the Company the shares subject to the exercise at their Fair Market Value on the date of exercise, such shares to be then transferred by the Subsidiary to the holder of this Option upon payment by the holder of the purchase price to the Subsidiary. Where appropriate, such approval and agreement of the Subsidiary shall be

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                                       3


indicated by its signature below. The provisions of this paragraph and the obligations of the Subsidiary so undertaken may be waived, in whole or in part, from time to time by the Company.

                 (7) The Plan is hereby incorporated by reference. Terms defined in the Plan shall have the same meaning herein. This Option is granted subject to the Plan and shall be construed in conformity with the Plan.

                 (8) In the event a Change in Control of the Company shall occur or the Board of Directors has reason to believe that a Change in Control of the Company may occur, the Committee, may, with respect to any one or more installments, (i) accelerate the dates on which this Option becomes exercisable pursuant to paragraph 2, and (ii) take other action deemed by it to be appropriate and in the best interests of the Company under the circumstances. For the purposes of this paragraph:

                 (a) "Change in Control" of the Company means and shall be deemed to have occurred if (i) the Company determines that any "person" (as such term is used under section 13(d) and 14(d) of the Securities Exchange Act of
                           1934), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, has become the "beneficial owner" (as defined in Rule 13-d-3 under such Act), directly or indirectly, of 20% or more of the outstanding common stock of the Company; or (ii) individuals who are Continuing Directors cease to constitute a majority of any class of directors of the Board of Directors.

                 (b) "Continuing Director" means any member of the Board of Directors who was such a member on August 1, 1991 and any successor to a Continuing Director who is approved as a nominee or elected to succeed a Continuing Director by a majority of Continuing Directors who are then members of the Board of Directors.

                                                               W. R. GRACE & CO.

                                                               By
                                                                 ---------------
                                                               [name]
                                                               President and COO

Approved and Agreed to:*


-------------------------
     (Name of Subsidiary)

By
  ---------------------------
         (Authorized Officer)

                                W. R. GRACE & CO.

                           NON-STATUTORY STOCK OPTION

                           Under the W. R. Grace & Co.
                     1986 Stock Incentive Plan (the "Plan")

             Granted To:

             Date of Grant:                 December 5, 1991
             Expiration Date:               December 4, 2001

                  In accordance with the Plan (a copy of which is attached hereto as Annex A), you are hereby granted an Option to purchase 1,200 shares of Common Stock upon the following terms and conditions:

                  (1) The purchase price shall be $39.50 per share.

                  (2) Subject to the other provisions hereof, this Option shall become exercisable as follows:

                         400 shares on December 6, 1992
                         400 shares on December 6, 1993
                         400 shares on December 6, 1994

Once exercisable, an installment may be exercised (together with any other installments that have become exercisable) at any time in whole or in part until the expiration or termination of this Option.

                  (3) This Option shall not be treated as an Incentive Stock Option (as such term is defined in the Plan).

                  (4) This Option may be exercised only by serving written notice on the Treasurer of the Company. The purchase price shall be paid in cash or, with the permission of the Company, in shares of Common Stock or in a combination of cash and such shares (see section 6(a) of the Plan). Any shares of Common Stock applied toward the purchase price payable upon exercise of this Option must have been owned by you for at least six months prior to such exercise, and if such shares were granted to you by the Company subject to restrictions, such restrictions must have lapsed at least six months prior to such exercise.

                   (5) This Option and any right thereunder is nonassignable and nontransferable except by will or the laws of descent and distribution, and is exercisable during your lifetime only by you. If you cease to serve the Company or a Subsidiary, this Option shall terminate as provided in section 6(c) of the Plan; subject, however, to the following:

                  (a) For the purposes of said section 6(c), your service shall be deemed to have terminated by reason of retirement if (i) you retire under a retirement plan of the Company or a Subsidiary, (ii) the retirement is voluntary, and (iii) you have served the Company or a Subsidiary for at least five years. Any other retirement may, at the discretion of the Company, be deemed to be a resignation.

                  (b) In the event you should become incapacitated or die and neither you nor your legal representa tive(s) or other person(s) entitled to exercise this Option exercise this Option to the fullest extent possible on or before its termination, the Company shall pay you, your legal representative(s) or such other person(s), as the case may be, an amount of money equal to the Fair Market Value of any shares remaining subject to this Option on the last date it could have been exercised, less the aggregate purchase price of such shares.

                  (c) Notwithstanding any provision of the Plan, in the event (i) you voluntarily retire under a retirement plan of the Company or a Subsidiary prior to the date on which the first installment of this Option becomes exercisable and (ii) you do not continue to serve the Company or a Subsidiary until such date, this Option shall terminate as of the date you cease to serve.

                  (d) In the event you cease to serve as an employee but immediately thereafter commence to serve as a consultant and subsequently you cease to serve as a consultant for reasons other than those described in clause (i) of section 6(c) of the Plan, this Option shall terminate upon the expiration of a period (commencing upon the cessation of your service as a consultant) equal to the grace period determined under clause (ii) of section 6(c) of the Plan as of the date you cease to so serve, but subject to the limitation set forth in the fifth sentence of such section 6(c).

                   (6) If you are or become an employee of, or a consultant to, a Subsidiary, the Company's obligations hereunder shall be contingent on the approval of the Plan and this Option by the Subsidiary and the Subsidiary's agreement that (a) the Company may administer the Plan on its behalf and, (b) upon the exercise of this Option, the Subsidiary will purchase from the Company the shares subject to the exercise at their Fair Market Value on the date of exercise, such shares to be then transferred by the Subsidiary to the holder of this Option upon payment by the holder of the purchase price to the Subsidiary. Where appropriate, such approval and agreement of the Subsidiary shall be indicated by its signature below. The provisions of this paragraph and the obligations of the Subsidiary so undertaken may be waived, in whole or in part, from time to time by the Company.

                  (7) The Plan is hereby incorporated by reference. Terms defined in the Plan shall have the same meaning herein. This option is granted subject to the Plan and shall be construed in conformity with the Plan.

                                          W. R. GRACE & CO.

                                          By

                                          President and Chief Operating Officer

Approved and Agreed to:*


---------------------------------
             (Name of Subsidiary)


By
  -------------------------------
             (Authorized officer)

                                                    RECEIPT ACKNOWLEDGED:



                                                    ---------------------------



-------------
* This will be completed only if you are or become an employee of, or a consultant to, a Subsidiary.

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                                       4


             (Authorized officer)

                                                    RECEIPT ACKNOWLEDGED:



                                                    ---------------------------



-------------
* This will be completed only if you are or become an employee of, or a consultant to, a Subsidiary.